As filed with the Securities and Exchange Commission on January 23, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 23, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 23, 2007, Bank of America Corporation (the “Registrant”) announced financial results for the fourth quarter and year ended December 31, 2006, reporting fourth quarter net income of $5.26 billion and diluted earnings per common share of $1.16 and for the year net income of $21.13 billion and diluted earnings per common share of $4.59. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2006 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 23, 2007, the Registrant held an investor conference and webcast to disclose financial results for the fourth quarter and year ended December 31, 2006. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 7.01. All information in the Supplemental Information package is presented as of December 31, 2006, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On January 23, 2007, the Registrant announced financial results for the fourth quarter and year ended December 31, 2006, reporting fourth quarter net income of $5.26 billion and diluted earnings per common share of $1.16 and for the year net income of $21.13 billion and diluted earnings per common share of $4.59. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2006 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated January 23, 2007 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2006.

99.2	Supplemental Information prepared for use on January 23, 2007 in connection with financial results for the fourth quarter and year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: January 23, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated January 23, 2007 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2006.

99.2	Supplemental Information prepared for use on January 23, 2007 in connection with financial results for the fourth quarter and year ended December 31, 2006.